Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Quarterly Report of Lapis Technologies, Inc. (the “Company”) on Form 10-QSB for the quarter ended June 30, 2009  filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harry Mund, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Lapis Technologies, Inc. and will be retained by Lapis Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

August 18, 2009	/s/ Harry Mund
Harry Mund
Chief Executive Officer
(Principal Executive Officer)